B5


                                                                    Exhibit 23.1

Form 10-K

                       Consent of Independent Accountants

We consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-02736 and 333-40293) of Southern Peru Copper Corporation of our report dated January 24, 2001, financial statements which appears in this Form 10-K.

ARTHUR ANDERSEN, LLP

Phoenix, Arizona
January 24, 2001